UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                February 2, 2005

                                  ADVOCAT INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


           Delaware                   001-12996              62-1559667
           --------                   ---------              ----------
(State or other jurisdiction  (Commission File Number) (Employer Identification
      of incorporation)                                        Number)


         277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067
         --------------------------------------------------------------
                    (Address of principal executive offices)

                                 (615) 771-7575
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

         On February 2, 2005, Advocat Inc. (the "Company") announced the sale of two of its facilities in Texas. A press release dated February 2, 2005, announcing the sale of the facilities is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits

                  Number   Exhibit
                  ------   -------
                  99.1     News Release dated February 2, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       ADVOCAT INC.



                                              By:      /s/ L. Glynn Riddle, Jr.
                                                       -------------------------
                                                       L. Glynn Riddle, Jr.
                                                       Chief Financial Officer

Date:    February 2, 2005

EXHIBIT INDEX
-------------

Number   Exhibit
------   -------
99.1     News Release dated February 2, 2005.